                                                                   EXHIBIT 10.10

                              DRUGSTORE.COM, INC.

       SERIES C PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE AGREEMENT
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         This Series C Preferred Stock and Convertible Note Purchase Agreement
(the "Agreement") is made as of January 29, 1999 by and between drugstore.com,
      ---------
inc., a Delaware corporation (the "Company"), and the investors listed on
                                   -------
Exhibit A attached hereto (each a "Purchaser" and together the "Purchasers").
---------                          ---------                    ----------

         The parties hereby agree as follows:

         1.       PURCHASE AND SALE OF PREFERRED STOCK AND CONVERTIBLE
                  ----------------------------------------------------
                  PROMISSORY NOTES .
                  ----------------

                  1.1      SALE AND ISSUANCE OF SERIES C PREFERRED STOCK.
                           ---------------------------------------------

                           (a)    The Company shall adopt and file with the
Secretary of State of the State of Delaware on or before the Closing (as defined below) the Fourth Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "Restated Certificate").
                   ---------       --------------------

                           (b)     Subject to the terms and conditions of this
Agreement, each Purchaser (except Amazon.com, Inc. and Kleiner Perkins Caufield & Byers VIII, L.P.) severally agrees to purchase and the Company agrees to sell and issue to each such Purchaser that number of shares of Series C Preferred Stock listed opposite such Purchaser's name on Exhibit A attached hereto at a
                                               ---------
purchase price of $7.825 per share. The shares of Series C Preferred Stock issued to each such Purchaser pursuant to this Agreement are hereinafter referred to as the "Stock." The Purchasers who are purchasing Stock pursuant to
                    -----
this Section 1.1 are referred to herein as the "Stock Purchasers."
                                                ----------------
                           (c)     The Stock and the Common Stock issuable upon
conversion of the Stock shall have the rights, privileges, preferences and restrictions as set forth in the Restated Certificate.

                  1.2      SALE AND ISSUANCE OF CONVERTIBLE PROMISSORY NOTES.
                           -------------------------------------------------

                           (a)     Subject to the terms and conditions of this
Agreement, Amazon.com, Inc. and Kleiner Perkins Caufield & Byers VIII, L.P. (each a "Note Purchaser" and together the "Note Purchasers") each agrees to
         --------------                    ---------------
purchase at the Closing and the Company agrees to sell and issue to each Note Purchaser a convertible promissory note in substantially the form attached hereto as Exhibit F (a "Note" and collectively, the "Notes") in the principal
          ---------     ----                         -----
amount specified with respect to such Note Purchaser on Exhibit A to this
                                                        ---------
Agreement. The purchase price of each Note shall be equal to 100% of the principal amount of such Note. The Company's agreement with each Note Purchaser is a separate agreement, and the sales of the Notes to the Note Purchasers are separate sales.

                           (b) The Stock, the Common Stock issuable upon
conversion of the Stock, and the Notes are hereinafter
referred to as the "Securities."
                    ----------

                  1.3      CLOSING; DELIVERY.

                           (a)     The purchase and sale of 4,472,844 shares of
the Stock and the purchase and sale of the Notes shall take place at the offices of Venture Law Group, 2775 Sand Hill Road, Menlo Park, California, at 10:00 a.m., on January 29, 1999 or at such other time and place as the Company, the Stock Purchasers purchasing a majority of such Stock, and the Note Purchasers purchasing a majority of the principal amount of the Notes, mutually agree upon, orally or in writing (which time and place are designated as the "Closing").
                                                                  -------

                           (b)     At the Closing, the Company shall (i) deliver
to each Stock Purchaser a certificate representing the Stock being purchased hereby against payment of the purchase price therefor by check payable to the Company, wire transfer to the Company's bank account or cancellation of indebtedness (or any combination of the foregoing) and (ii) deliver to each Note Purchaser the Note to be purchased by such Note Purchaser against payment of the purchase price therefor by check payable to the Company, wire transfer to the Company's bank account or cancellation of indebtedness (or any combination of the foregoing).

                           (c)     At any time within sixty (60) days of the
Closing, the Company shall have the right, upon unanimous approval of its Board of Directors, to sell additional authorized but unissued shares of Series C Preferred Stock to one or more additional investors approved by the Company's board of directors, at the price and on the terms set forth herein. The purchase of any such additional Stock shall be effected by the execution and delivery of additional signature pages to this Agreement and the Investors' Rights Agreement (as defined in Section 2.4 below) and payment of the purchase price for such additional shares of Series C Preferred Stock by check payable to the Company, wire transfer to the Company's bank account or cancellation of indebtedness (or any combination of the foregoing), or as consideration for a transfer of technology by such purchaser and/or other obligations of such purchaser. Such shares of Series C Preferred Stock shall be considered "Stock" or "Series C Preferred Stock" for purposes of this Agreement and the Investors' Rights Agreement, and the purchaser of such shares shall be considered a "Purchaser" under this Agreement and an "Investor" under the Investors' Rights Agreement.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby
            ---------------------------------------------
represents and warrants to each Purchaser that, except as set forth on the Schedule of Exceptions attached hereto as Exhibit C, which exceptions shall be
                                          ---------
deemed to be representations and warranties as if made hereunder:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company
                      ---------------------------------------------
is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is qualified to transact business in the state of Washington and is in good standing under the laws of the state of Washington. The Company is not required to qualify to transact business in any other jurisdiction, except where the failure so to qualify would not have a material adverse effect on its business or properties.

                  2.2 CAPITALIZATION. Upon the filing of the Restated
                      --------------
Certificate, the authorized capital of the Company consists, or will consist, immediately prior to the Closing, of:

                      (a) 20,500,000 shares of Preferred Stock, (i) 10,000,000 of which shares have been designated Series A Preferred Stock, all of which are issued and outstanding immediately prior to the Closing, (ii) 5,500,000 of which shares have been designated Series B Preferred Stock, 5,446,268 of which are issued and outstanding immediately prior to the Closing, and 5,000,000 of which shares have been designated Series C Preferred Stock, none of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Preferred Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

                      (b)      31,000,000 shares of Common Stock, 2,323,000
shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

                      (c) Except for the conversion privileges of the Preferred Stock and the Notes, and except as set forth in the Investors' Rights Agreement (as defined below), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

                  2.3 SUBSIDIARIES. The Company does not currently own or
                      ------------
control, directly or indirectly, any interest in any other corporation, association, or other business entity.

                  2.4 AUTHORIZATION. All corporate action on the part of the
                      -------------
Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Third Amended and Restated Investors' Rights Agreement in the form attached hereto as Exhibit D
                                                                    ---------
(the "Investors' Rights Agreement"), and collectively with this Agreement, the
      ---------------------------
"Agreements"), the performance of all obligations of the Company hereunder and
 ----------
thereunder and the authorization, issuance and delivery of the Securities has been taken or will be taken prior to the Closing, and the Agreements, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

                  2.5 VALID ISSUANCE OF SECURITIES. The Stock that is being
                      ----------------------------
issued to the Stock Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. The Notes that are being issued to the Note Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Notes, the Investors' Rights Agreement and applicable state and federal securities laws. The Stock that may be issued to the Note Purchasers upon conversion of the Notes, when issued and delivered in accordance with the terms thereof, will be duly and validly issued and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Stock and the Notes will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

                  2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or
                      ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws, the Securities Act of 1933, as amended (the "Securities Act") and the rules thereunder, and filings under
                 --------------
the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR
                                                                           ---
Act") as required for any conversion of the Notes into Stock.
---

                  2.7 LITIGATION. There is no action, suit, proceeding or
                      ----------
investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company, financially or otherwise, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

                  2.8 INTELLECTUAL PROPERTY. To its knowledge, the Company owns
                      ---------------------
or possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights necessary for its business as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business as now conducted by the employees of the Company, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

                  2.9 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in
                      ---------------------------------
violation or default of any provisions of its Restated Certificate or Bylaws or in violation or default of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company, the effect of which would have a material adverse effect on the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

                  2.10     AGREEMENTS; ACTION.
                           ------------------

                           (a)      Except for agreements explicitly
contemplated by the Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of, $100,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than standard "off the shelf" product licenses), or (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

                           (b)      The Company has not (i) declared or paid any
dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $100,000 or in excess of $500,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for business expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

                  2.11 NO CONFLICT OF INTEREST. The Company is not indebted,
                       -----------------------
directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or, to the Company's knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company except that officers, directors and/or existing stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. To the Company's knowledge, none of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  2.12 RIGHTS OF REGISTRATION AND VOTING RIGHTS. Except as
                       ----------------------------------------
contemplated in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. To the Company's knowledge, except as provided in the Company's Amended and Restated Voting Agreement dated August 10, 1998 with certain stockholders, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

                  2.13 TITLE TO PROPERTY AND ASSETS. The Company owns its
                       ----------------------------
property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

                  2.14 CHANGES. Since the Company's inception, there has not
                       -------
been:

                       (a) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company;

                       (b) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

                       (c) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company;

                       (d) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

                       (e) any sale or assignment of any patents, trademarks, copyrights, trade secrets or other intangible assets;

                           (f)   any mortgage, pledge, transfer of a security
interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                           (g)   any loans or guarantees made by the Company to
or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                           (h)   any declaration, setting aside or payment or
other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

                           (i)   to the Company's knowledge, any other event or
condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company; or

                           (j)   any arrangement or commitment by the Company to
do any of the things described in this Section 2.14.

                  2.15     TAX RETURNS AND PAYMENTS. The Company has filed all
                           ------------------------
tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

                  2.16     LABOR AGREEMENTS AND ACTIONS. The Company is not
                           ----------------------------
bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

                  2.17     CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT
                           -------------------------------------------------
AGREEMENTS. Each employee, consultant and officer of the Company has executed an
----------
agreement with the Company regarding confidentiality and proprietary information. The Company is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation.

                  2.18     PERMITS. The Company has all franchises, permits,
                           -------
licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The

Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                  2.19   CORPORATE DOCUMENTS. The Restated Certificate and
                         -------------------
Bylaws of the Company are in the form made available to counsel for the Purchasers. The copy of the minute books of the Company made available to the Purchasers contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

          3.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each
                  ------------------------------------------------
Purchaser hereby represents and warrants to the Company that:

                  3.1    AUTHORIZATION. Such Purchaser has full power and
                         -------------
authority to enter into this Agreement. The Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

                  3.2    PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is
                         ---------------------------------
made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

                  3.3    DISCLOSURE OF INFORMATION. The Purchaser has had an
                         -------------------------
opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as any written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business that it believes to be material.

                  3.4    RESTRICTED SECURITIES. The Purchaser understands that
                         ---------------------
the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Investors' Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company that are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

                  3.5    NO PUBLIC MARKET. The Purchaser understands that no
                         ----------------
public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

                  3.6    LEGENDS. The Purchaser understands that the Securities,
                         -------
and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

                         (a)   "THE SECURITIES REPRESENTED BY THIS CERTIFICATE
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                         (b)   Any legend set forth in the other Agreements.

                         (c)   Any legend required by the Blue Sky laws of any
state to the extent such laws are applicable to the shares represented by the certificate so legended.

                  3.7    ACCREDITED INVESTOR. The Purchaser is an accredited
                         -------------------
investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

         4.       CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING. The
                  ----------------------------------------------------
obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

                  4.1    REPRESENTATIONS AND WARRANTIES. The representations and
                         ------------------------------
warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

            4.2  PERFORMANCE. The Company shall have performed and complied
                 -----------
with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

            4.3  COMPLIANCE CERTIFICATE. The President of the Company shall
                 ----------------------
deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

            4.4  QUALIFICATIONS. Except as described in Section 6, all
                 --------------
authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

            4.5  OPINION OF COMPANY COUNSEL. The Purchasers at the Closing shall
                 --------------------------
have received from Venture Law Group, counsel for the Company, an opinion dated as of the Closing in substantially the form of Exhibit E.
                                               ---------

            4.6 INVESTORS' RIGHTS AGREEMENT. The Company and each Purchaser
                 ---------------------------
shall have executed and delivered the Investors' Rights Agreement in substantially the form attached as Exhibit D.
                                   ---------

             4.7 RESTATED CERTIFICATE. The Company shall have filed the Restated
                 --------------------
Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

       5.    CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations
             --------------------------------------------------
of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

             5.1 REPRESENTATIONS AND WARRANTIES. The representations and
                 ------------------------------
warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

             5.2 PERFORMANCE. All covenants, agreements and conditions contained
                 -----------
in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

             5.3 QUALIFICATIONS. Except as described in Section 6, all
                 --------------
authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

             5.4 INVESTORS' RIGHTS AGREEMENT. The Company and each Purchaser
                 ---------------------------
shall have executed and delivered the Investors' Rights Agreement in substantially the form attached as Exhibit D.
                                   ---------

                  5.5 RESTATED CERTIFICATE. The Company shall have filed the
                      --------------------
Restated Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

         6.       HSR ACT FILINGS. As soon as practicable after the Closing, the
                  ---------------
Company and each of the Note Purchasers will separately file with the United States Federal Trade Commission and the Antitrust Division of the Justice Department pursuant to the HSR Act all requisite documents and notifications in order to provide for the conversion of the Notes into shares of the Company's Series C Preferred Stock. The parties will cooperate and coordinate with one another in exchanging information and providing reasonable assistance as the other parties may request in connection with the foregoing.

         7.       MISCELLANEOUS.
                  -------------

                  7.1 SURVIVAL OF WARRANTIES. Unless otherwise set forth in this
                      ----------------------
Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year following the Closing.

                  7.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions
                      --------------------------------
of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  7.3 GOVERNING LAW. This Agreement and all acts and
                      -------------
transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                  7.4 COUNTERPARTS. This Agreement may be executed in two or
                      ------------
more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  7.5 TITLES AND SUBTITLES. The titles and subtitles used in
                      --------------------
this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  7.6 NOTICES. Any notice required or permitted by this
                      -------
Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or Exhibit A hereto, or as subsequently modified by written notice, and if to the Company, with a copy to Venture Law Group, 2800 Sand Hill Road, Menlo Park, CA 94025 attn: Joshua Green.

                  7.7 FINDER'S FEE. Each party represents that it neither is
                      ------------
nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  7.8  FEES AND EXPENSES. If the Closing is consummated, the
                       -----------------
Company shall pay the reasonable fees and expenses of one special counsel for the Purchasers, incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby, provided such fees and expenses do not exceed $5,000.

                  7.9  ATTORNEY'S FEES. If any action at law or in equity
                       ---------------
(including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  7.10 AMENDMENTS AND WAIVERS. Any term of this Agreement may be
                       ----------------------
amended or waived only with the written consent of the Company and the holders of at least a majority of the Stock purchased hereunder. Any amendment or waiver effected in accordance with this Section 7.10 shall be binding upon the Purchasers and each transferee of the Securities, each future holder of all such Securities, and the Company.

                  7.11 SEVERABILITY. If one or more provisions of this Agreement
                       ------------
are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

                  7.12 DELAYS OR OMISSIONS. No delay or omission to exercise
                       -------------------
any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                  7.13 ENTIRE AGREEMENT. This Agreement, and the documents
                       ----------------
referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

                  7.14 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES
                       ------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

                  7.15 CONFIDENTIALITY. Except as provided below, each party
                       ---------------
hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder. The provisions of this Section 7.15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby. Notwithstanding the foregoing provisions of this Section 7.15, with regard to the obligations of Amazon.com, Inc. ("Amazon.com"), the existing Nondisclosure
                                      ----------
Agreement between the Company and Amazon.com dated August 10, 1998 shall remain in full force and effect and shall supersede in all respects the obligations contained in this Section 7.15 that would otherwise be binding upon Amazon.com.

                  7.16 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges
                       ----------------------------
that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

                  7.17 WAIVER OF CONFLICTS. Each party to this Agreement
                       -------------------
acknowledges that Venture Law Group, counsel for the Company, has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Venture Law Group's representation of certain of the Purchasers in such unrelated matters and to Venture Law Group's representation of the Company in connection with this Agreement and the transactions contemplated hereby.


                           [Signature Pages Follow]

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.


                                         COMPANY:

                                         DRUGSTORE.COM, INC.

                                         By:  /s/ Peter Neupert
                                            ------------------------------

                                         Name:  Peter Neupert
                                         Title: President and CEO

                                         Address:     18650 NE 67th Court
                                                      Redmond, WA  98052



                                         PURCHASERS:

                                         KLEINER PERKINS CAUFIELD & BYERS VIII,
                                         L.P.

                                         By: KPCB VIII Associates, L.P., its
                                         General Partner

                                         By:
                                            ______________________________
                                                    a General Partner

                                         Address:     2750 Sand Hill Road
                                                      Menlo Park, CA 94025


                                         KPCB VIII FOUNDERS FUND, L.P.

                                         By: KPCB VIII Associates, L.P., its
                                         General Partner

                                         By:
                                            _______________________________
                                                    a General Partner

                                         Address:     2750 Sand Hill Road
                                                      Menlo Park, CA 94025



 SIGNATURE PAGE TO THE SERIES C PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE
                                   AGREEMENT

     The parties have executed this Series C Preferred Stock Purchase Agreement as of the date first written above.


                                         COMPANY:

                                         DRUGSTORE.COM, INC.

                                         By:
                                            ______________________________

                                         Name:  Peter Neupert
                                         Title: President and CEO

                                         Address:     18650 NE 67th Court
                                                      Redmond, WA  98052



                                         PURCHASERS:

                                         KLEINER PERKINS CAUFIELD & BYERS VIII,
                                         L.P.

                                         By: KPCB VIII Associates, L.P., its
                                         General Partner

                                         By:  /s/ Brook H. Byers
                                            ------------------------------
                                                    a General Partner

                                         Address:     2750 Sand Hill Road
                                                      Menlo Park, CA 94025


                                         KPCB VIII FOUNDERS FUND, L.P.

                                         By: KPCB VIII Associates, L.P., its
                                         General Partner

                                         By:   /S/ Brook H. Byers
                                            -------------------------------
                                                    a General Partner

                                         Address:     2750 Sand Hill Road
                                                      Menlo Park, CA 94025


 SIGNATURE PAGE TO THE SERIES C PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE
                                   AGREEMENT

                                   KPCB LIFE SCIENCES ZAIBATSU FUND II, L.P.

                                   By: KPCB VII Associates, L.P., its General
                                   Partner


                                   By:  /s/ Brook H. Byers
                                      -----------------------------------------
                                             a General Partner

                                   Address:     2750 Sand Hill Road
                                                Menlo Park, CA 94025


                                   AMAZON.COM, INC.

                                   By:
                                      __________________________________________
                                                      (Signature)

                                   Name:
                                        ________________________________________
                                                        (print)
                                   Title:
                                         _______________________________________

                                   Address: 1516 2nd Avenue
                                            Seattle, WA 98101



 SIGNATURE PAGE TO THE SERIES C PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE
                                   AGREEMENT

                                   KPCB LIFE SCIENCES ZAIBATSU FUND II, L.P.

                                   By: KPCB VII Associates, L.P., its General
                                   Partner


                                   By:
                                      _________________________________________
                                             a General Partner

                                   Address:     2750 Sand Hill Road
                                                Menlo Park, CA 94025


                                   AMAZON.COM, INC.

                                   By:  /s/ Randy Tinsley
                                       ----------------------------------------
                                                      (Signature)

                                   Name:
                                            RANDY TINSLEY
                                         ---------------------------------------
                                                        (print)
                                   Title:   Treasurer
                                          --------------------------------------

                                   Address: 1516 2nd Avenue
                                            Seattle, WA 98101



 SIGNATURE PAGE TO THE SERIES C PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE
                                   AGREEMENT

                                   MAVERON EQUITY PARTNERS, L.P.
                                   a Delaware Limited Partnership

                                   By: Maveron General Partner LLC,
                                     a Delaware Limited Liability Company


                                   By:  /s/ Dan Levitan
                                      -----------------------------------------
                                                        Manager

                                   Address:
                                           ____________________________________
                                           ____________________________________


                                   LIBERTY DS, INC.


                                   By:
                                      ________________________________________
                                                        (Signature)

                                   Name:
                                        _______________________________________
                                                          (print)

                                   Title:
                                         ______________________________________

                                   Address:
                                           ____________________________________
                                           ____________________________________

                                   ____________________________________________
                                   (Print name of Purchaser)

                                   By:
                                      _________________________________________
                                                        (Signature)

                                   Address:
                                           ____________________________________
                                           ____________________________________

 SIGNATURE PAGE TO THE SERIES C PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE
                                   AGREEMENT

                                   MAVERON EQUITY PARTNERS, L.P.
                                   a Delaware Limited Partnership

                                   By: Maveron General Partner LLC,
                                     a Delaware Limited Liability Company


                                   By:
                                      ________________________________________
                                                        Manager

                                   Address:
                                           ____________________________________
                                           ____________________________________

                                   LIBERTY DS, INC.


                                   By:  /s/ Bruce Ravenel
                                      ----------------------------------------
                                                 (Signature)

                                   Name:    BRUCE W. RAVENEL
                                        ---------------------------------------
                                                    (print)

                                   Title:   EXECUTIVE VICE PRESIDENT
                                         --------------------------------------

                                   Address:
                                           ____________________________________
                                           ____________________________________


                                   _______________________________________
                                   (Print name of Purchaser)

                                   By:
                                      _________________________________________
                                                        (Signature)

                                   Name:_______________________________________
                                                          (print)

                                   Title:______________________________________

                                   Address:
                                           ____________________________________
                                           ____________________________________


 SIGNATURE PAGE TO THE SERIES C PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE
                                   AGREEMENT

                                   MAVERON EQUITY PARTNERS, L.P.
                                   a Delaware Limited Partnership

                                   By: Maveron General Partner LLC,
                                     a Delaware Limited Liability Company


                                   By: _________________________________________
                                                     Manager

                                   Address: ____________________________________
                                            ____________________________________


                                   LIBERTY DS, INC.


                                   By: _________________________________________
                                                    (Signature)

                                   Name: _______________________________________
                                                      (print)
                                   Title: ______________________________________

                                   Address: ____________________________________
                                            ____________________________________


                                   PETER NEUPERT


                                   By: /s/ Peter Neupert
                                       -----------------------------------------
                                                    (Signature)

                                   Address:     18650 NE 67th Court
                                            ------------------------------------
                                                Redmond, WA  98052
                                            ------------------------------------

SIGNATURE PAGE TO THE SERIES C PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE
                                   AGREEMENT

                                   EXHIBITS
                                   --------

     Exhibit A -         Schedule of Purchasers

     Exhibit B -         Form of Fourth Amended and Restated Certificate of
                         Incorporation

     Exhibit C-          Schedule of Exceptions to Representations and
                         Warranties

     Exhibit D -         Form of Third Amended and Restated Investors' Rights
                         Agreement

     Exhibit E -         Form of Legal Opinion of Venture Law Group

     Exhibit F -         Form of Convertible Promissory Note

                                   EXHIBIT A
                                   ---------

                            SCHEDULE OF PURCHASERS

          PURCHASER NAME                               TOTAL PURCHASE PRICE                   SHARES
---------------------------------                 ------------------------------     -----------------------
Kleiner Perkins Caufield & Byers VIII, L.P. *                  $ 3,592,003.65                       459,042

KPCB VIII Founders Fund, L.P.                                  $   207,996.33                        26,581

KPCB Life Sciences Zaibatsu Fund II, L.P.                      $   199,999.18                        25,559

Amazon.com, Inc. *                                             $20,000,003.57                     2,555,911

Maveron Equity Partners, L.P.                                  $ 5,999,998.73                       766,773

Peter Neupert                                                  $ 2,500,001.43                       319,489

Liberty DS, Inc.                                               $ 2,500,001.43                       319,489


TOTAL                                                          $35,000,004.32                     4,472,844

* Pursuant to Section 1.2 of this Agreement, such Purchaser is acquiring a Note and is not purchasing Stock under this Agreement. The number of shares reflected opposite such Purchaser's name reflect the number of shares of Stock into which the Note may be converted upon the occurrence of certain events as specified in the Note.

                                   EXHIBIT B
                                   ---------


                     FORM OF FOURTH AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION

                                   EXHIBIT C
                                   ---------

                           SCHEDULE OF EXCEPTIONS TO
                        REPRESENTATIONS AND WARRANTIES

                                   EXHIBIT C
                                   ---------

                            SCHEDULE OF EXCEPTIONS

     Set forth below are exceptions to the representations and warranties of DrugStore.com, Inc. (the "Company") contained in Section 2 of the Series C
                          -------
Preferred Stock Purchase Agreement (the "Agreement"). Section references in this
                                         ---------
Schedule of Exceptions are for convenience only; each disclosure and exception set forth below is intended to qualify all of the Company's representations and warranties in the Agreement. All capitalized terms used herein and not defined herein shall have the same meanings as in the Agreement.

Section 2.1--Organization, Good Standing and Qualification
-----------------------------------------------------------

     1. The Company is in the process of qualifying to do business in the state of Texas.

     2. The Company is a licensed pharmacy in WA, and is in the process of registering in most other states.

Section 2.2--Capitalization
---------------------------

     1. The Company has adopted a 1998 Stock Plan, which reserves 4,235,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company. As of the date hereof, options to purchase 2,414,350 shares have been issued under such Plan and an additional 8,000 shares of Common Stock have been issued under the Plan pursuant to direct stock issuances.

     2. Pursuant to the Plan, the Company has offered, or is in the process of issuing, shares of Common Stock (or options therefor) to certain potential employees and consultants.

Section 2.3--Subsidiaries
-------------------------

     1. The Company has a wholly-owned subsidiary called DS Pharmacy, Inc., a Delaware corporation.

Section 2.7--Litigation
-----------------------

     1. Wal-Mart Stores, Inc. has filed suit against the Company, along with Amazon.com, Inc. and Kleiner Perkins Caufield & Byers in Arkansas and Washington alleging that by hiring certain former Wal-Mart employees, the Company (and the other named parties) are attempting to steal Wal-Mart trade secrets. Although the Company believes that the suit has no merit, the outcome of any litigation is uncertain. There can therefore be no assurance that the Company will prevail in the suit or that the Company will be able to settle the suit on terms favorable to the Company.

Section 2.8 -- Intellectual Property
------------------------------------

     1. Jed Smith, the Company's current Vice President of Strategy and Business Development, performed some of the preliminary work for the founding of the Company during the period of time while he was employed by Cybersmith, Inc. ("Cybersmith"). Mr. Smith and Cybersmith have entered into a letter agreement
  ----------
confirming that Cybersmith does not own or have any rights to any work product or intellectual property that Mr.Smith developed on behalf of the Company during his tenure at Cybersmith.

     2. The Company may use certain intellectual property that was developed by Jed Smith prior to his employment with the Company and was assigned to the Company in June 1998 as partial consideration for Mr. Smith's purchase of Common Stock from the Company.

     3. The Company is working with its trademark counsel to determine the availability of certain trademarks it may use in connection with its business, and if appropriate, to register such trademarks.

     4. The Company is also exploring the acquisition of certain domain names in the US and internationally.

     5.   See Litigation.

Section 2.10 -- Agreements; Action
----------------------------------

     1.   The Company has entered into offer letters with each of its officers.

     2. The Company has entered into a Technology License and Marketing Agreement with Amazon.com, Inc. ("Amazon.com"), pursuant to which the parties
                                  ----------
have licensed to each other certain proprietary technology and agreed to undertake certain joint marketing efforts.

     3. The Company has entered into a number of advertising and customer reference agreements with Internet portal and content sites, including Yahoo!, Excite, Inc., AOL and others, regarding the promotion of the Company's business to users of these sites. Certain of these agreements contain nonexclusive licenses to use the Company's or the third party's trademarks in connection with such activities.

     4. The Company has entered into an agreement with TriNet to provide certain payroll and benefit services of the Company.

     5. The Company is in discussions with several potential lenders, including Silicon Valley Bank, regarding obtaining a bank line of credit and an equipment lease line. The Company has financed the purchase of certain computer through LeaseTech.

     6. In August 1998, the Company entered into an office lease for its current facilities in Redmond, Washington. The Company is negotiating to sublease 50,000 square feet of office space in Bellevue, Washington for approximately $1.2 million per year with at 6.5 year term.

     7. In November 1998 the Company acquired certain assets of Earthwell, Inc., an online vitamin vendor and hired Earthwell's founder in merchandising.

     8. The Company has entered into agreements with a number of managed care organizations, insurance companies and pharmacy benefit management companies pursuant to which the Company will obtain reimbursement for prescription drugs ordered by such companies' patient members from the Company.

     9. The Company is in the process of negotiating and finalizing agreements with RxAmerica LLC for fulfillment of pharmaceuticals ordered by the Company's customers and Walsh Distribution, Inc. for the fulfillment of most non-pharmaceutical products ordered by the Company's customers.

     10. The Company entered into a number of license agreements for software for the Company's internal systems and web site, including from PeopleSoft and Oracle.

     11. The Company has licensed content and health and pharmaceutical management databases, including from HealthNotes.

     12. The Company has purchased approximately $250,000 of initial product inventory, and intends to purchase additional inventory prior to launch of its web site.

     13. The Company has entered into or is currently negotiating contracts for the shipment of goods to customers.

     14. The Company is in the process of finalizing an agreement with Amazon.com whereby the Company will receive a license to use Amazon.com's One-Click/1-Click trademarks.

Section 2.11 -- No Conflict of Interest
---------------------------------------

     1.   Kleiner Perkins Caufield & Byers ("KPCB"), a major stockholder of the
                                             ----
Company, was an early investor in Amazon.com and maintains a substantial equity stake in Amazon.com. John Doerr and Brook Byers, directors of the Company, are both partners of KPCB. Mr. Doerr is also a member of Amazon.com's board of directors. Amazon.com is a major stockholder of the Company and is party to the Technology License and Marketing Agreement discussed under Section 2.10 above.

     2.   See arrangements with certain officers listed below.

     3. The Company has loaned Kal Raman, the Company's CIO, $250,000 pursuant to a promissory which is due the earlier of one year from the date of issuance and Mr. Raman's termination date.

Section 2.14 -- No Changes
--------------------------

     1. On November 23, 1998, in connection with the Company's Series B Preferred Stock financing, the Company and KPCB recinded KPCB's purchase of 89,552 of the original 1,671,641 shares of Series B Preferred Stock purchased by KPCB in October 1998.

Section 2.16 -- Labor Agreements and Actions
--------------------------------------------

     1. The Company's offer letters with certain officers provide for certain arrangements with regard to termination of employment without cause.

     2. The Company may enter into offer letters with other new executive officers when hired.

                                   EXHIBIT D
                                   ---------


        FORM OF THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   EXHIBIT E
                                   ---------

                             FORM OF LEGAL OPINION
                                      OF
                               VENTURE LAW GROUP

                                   EXHIBIT F
                                   ---------

                      FORM OF CONVERTIBLE PROMISSORY NOTE